CERTAIN TRANSACTIONS	0 Months Ended
Dec. 31, 2013
Certain Transactions [Abstract]
Certain Transactions

NOTE 2 – CERTAIN TRANSACTIONS:

  Business transactions:

NuPathe Inc.:

On January 21, 2014, Teva entered into a definitive agreement to purchase NuPathe Inc., for approximately $144 million, plus up to an additional $130 million if certain conditions are met. This transaction is expected to close in late February 2014. The future financial effect of this transaction is yet to be determined, but there was no effect on Teva's 2013 consolidated financial statements.

MicroDose Therapeutx:

On July 8, 2013, Teva fully acquired MicroDose Therapeutx, Inc. (“MicroDose”), a pharmaceutical and drug delivery company focused on inhalation technologies and products for lung diseases and infections. Under the terms of the agreement, Teva acquired all of MicroDose's outstanding shares for a cash payment at closing of $40 million. Teva is required to make additional payments upon the achievement of regulatory and development milestones, plus sales-based milestones and tiered royalty payments upon commercialization of the phase-2 MDT-637 candidate and an early stage asthma/COPD drug candidate. These potential additional payments were evaluated at a fair value of approximately $206 million as of the acquisition date.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

Sale of animal health unit:

On September 14, 2012, Teva entered into an agreement to sell its U.S.-based animal health unit for up to $145 million. The consideration included an upfront payment of $60 million at closing and up to $85 million in milestone payments. The transaction closed in January 2013 and has not materially affected Teva's financial results.

South Korea venture:

In December 2012, Teva entered into an agreement with Handok Pharmaceutical Co. Ltd. (“Handok”), to form a business venture in South Korea, allowing Teva to gain entrance into the Korean pharmaceutical market. Under the agreement, Teva contributes its global resources, with responsibilities for manufacturing and supplying a wide range of affordable and innovative medicines, and Handok's primary responsibility is in sales and marketing, distribution, and regulatory affairs. Under the terms of the agreement, there is a voting split of 60% and 40% and a profit split of 51% and 49% to Teva and Handok, respectively. The Company consolidated the venture as it was determined to be the primary beneficiary of this variable interest entity.

The new consolidated venture had an immaterial effect on Teva's 2013 and 2012 financial results.

Acquisition of Neurosearch A/S assets:

On October 25, 2012, Teva acquired from NeuroSearch A/S (“NeuroSearch”), a Danish company, the rights, assets and obligations relating to Huntexil® (pridopidine/ACR16), a drug candidate being developed for the symptomatic treatment of hand movement, balance and gait disturbances in Huntington's disease. Under the agreement, Teva paid NeuroSearch approximately $26 million. Regulatory and commercialization milestone payments may result in additional payments of approximately $10 million to NeuroSearch.

       PGT Healthcare:

In November 2011, Teva formed PGT Healthcare, a consumer healthcare joint venture with The Procter & Gamble Company (“P&G”). Headquartered in Geneva, Switzerland, the joint venture focuses on branded OTC medicines in categories such as cough/cold and allergy, digestive wellness, vitamins, minerals and supplements, analgesics and skin medications, and operates in all markets outside North America. Its leading brands are Vicks®, Metamucil®, Pepto-Bismol®, and ratiopharm. The joint venture may also develop new brands for the North American market and certain global markets. PGT Healthcare's strengths include P&G's strong brand-building, consumer-led innovation and go-to-market capabilities; Teva's broad geographic reach, experience in R&D, regulatory and manufacturing expertise and extensive portfolio of products, and each company's scale and operational efficiencies.

We own 49% of the joint venture, and P&G holds a controlling financial interest of 51%. The Company recognizes profits of the joint venture based on Teva's ownership percentage. The joint venture has certain independent operations and contracts for other services from its two partners in an effort to leverage their scale and capabilities and thereby maximize efficiencies. Such services include research and development, manufacturing, sales and distribution, administration and other services, provided under agreements with the joint venture. The partners have certain rights to terminate the joint venture after seven years and earlier under other circumstances. As of December 2012, the OTC products of Cephalon (Mepha) were included in the joint venture. No significant changes occurred in 2013.

       Cephalon acquisition:

In October 2011, Teva acquired Cephalon, Inc. ("Cephalon") for total cash consideration of $6.5 billion. Cephalon was a global biopharmaceutical company with a strong marketed portfolio and a pipeline of branded products. The acquisition diversified Teva's specialty portfolio and enhanced Teva's late-stage innovative pipeline.

The acquisition was financed by borrowing under credit facilities and by the issuance of long term debt.

At the closing, Cephalon had two outstanding series of convertible debt: $820 million of 2.0% notes due 2015 and $500 million of 2.5% notes due 2014. Both series became convertible as a result of the acquisition. The aggregate amount payable upon conversion was approximately $2.1 billion. By the end of 2011, holders of effectively 100% of Cephalon's convertible debt had submitted their debt for conversion.

Cephalon's results of operations and balance sheet were included in Teva's consolidated reports commencing October 2011. Pro forma results for the year of acquisition are shown below.

At the closing, Cephalon had contingent consideration liabilities related to future milestones payments due to the acquisition of Gemin X Pharmaceuticals, Inc. in April 2011, the acquisition of Ception Therapeutics, Inc. in February 2010, the acquisition of BioAssets Development Corporation in November 2009, and the inclusion of Alba Therapeutics Corporation in February 2011. The aggregate fair value amount of Cephalon's contingent consideration liabilities at the date of the Cephalon acquisition was $171 million. See note 3 for the contingent consideration amounts as of December 31, 2013.

<>

Of the purchase price, $1,296 million was allocated to the estimated fair value of purchased research and development in-process that, as of the closing date of the acquisition, had not reached technological feasibility.

<>Research and development in-process related to ten products. A probability of success factor was used to reflect inherent technological and regulatory risks. The net cash inflows were discounted to present values, using a discount rate of 13% and other assumptions, which take into account the stage of completion, nature and timing of efforts for completion, risks and uncertainties, among other key factors, which vary among the individual products. Material net cash inflows are expected to commence during 2015. During 2013 and 2012, six of these ten products have been impaired as disclosed in note 20, and Synribo® (omacetaxine) was launched during 2012.

Product rights and <>purchased research and development in process were valued using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This method utilized a forecast of expected cash inflows (including adjustments, as appropriate, for regulatory and commercial risks), cash outflows and contributory charges for economic returns on tangible and intangible assets employed.

<>An amount of $2,555 million of the purchase price was allocated to existing products. The Company is amortizing existing products over a range of periods between 6.5 to 12 years. The excess of cost of acquisition over the fair value of net tangible and identifiable intangible assets on acquisition amounted to $3,279 million, and represented goodwill, which is primarily due to the expected synergies and economies of scale.

Below are certain unaudited pro forma combined statement of income data for the year ended December 31, 2011, as if the acquisition of Cephalon had occurred on January 1, 2010 after giving effect to: (a) purchase accounting adjustments, including amortization of identifiable intangible assets; (b) the exclusion of $288 million of nonrecurring expense related to inventory step up; (c) estimated additional finance expenses due to: (i) borrowings under credit facilities from banks in connection with the acquisition; (ii) the issuance of senior notes in connection with the acquisition; (iii) elimination of Cephalon's equity investment mark-to-market effect (an exclusion of income of $198 million supplemental pro forma net income); and (iv) elimination of Cephalon's finance expense relating to convertible debentures; (d) pharmaceutical products divested as part of the regulatory requirements for approving the deal; (e) elimination of intercompany sales; (f) elimination of net revenues related to the divestiture of certain overlapping products; (g) elimination of net revenues and income related to Cephalon's divested businesses (Middle East, Africa, Latin America and Asia); and (h) certain adjustments with regards to the amortization of Cephalon's Provigil® product.

This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained had the acquisition taken place at the beginning of 2010, nor is it necessarily indicative of future results.

Year ended December 31,
2011

(U.S. $ in millions, except earnings per share)
(Unaudited)
Net revenues	$20,443
Net income attributable to Teva	$2,681

Earnings per share:
Basic	$3.01
Diluted	$3.00

Transactions in Japan:

In September 2011, Teva acquired all non-controlling interests of its investment in Taisho, as well as gained 100% control on its former equity investment in Teva-Kowa, for a total purchase price of $150 million. This acquisition, together with the Taiyo acquisition described below, enabled Teva to expand its Japanese operations.

In July 2011, Teva acquired all of Taiyo Pharmaceutical Industry Co. Ltd.'s (“Taiyo”) outstanding shares for $1,092 million in cash. Taiyo had developed a large portfolio of generic products in Japan with over 550 marketed products, and its advanced production facilities enabled it to produce a wide range of dosage forms on a large scale.

The acquisition consideration was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed based on an appraisal performed by management, which included a number of factors, supported by independent appraisers. Taiyo's results of operations were included in Teva's consolidated financial statements commencing July 2011.

Since April 2012, the majority of Teva's Japan-based companies have operated under a single company – Teva Seiyaku.

CureTech:

In September 2011, Teva exercised an option to invest $19 million in CureTech Ltd. (“CureTech”), a biotechnology company. The Company also agreed to make further investments in CureTech's research and development activities.

In January 2013, Teva announced the termination of the collaboration with CureTech, sold its entire position and deconsolidated as of December 31, 2013.

Laboratoire Theramex acquisition:

In January 2011, Teva completed the acquisition of Laboratoire Theramex (“Theramex”), Merck KGaA's European-based women's health business, for €267 million in cash (approximately $355 million) and certain limited performance-based milestone payments. Theramex has a broad portfolio of women's health and gynecology products sold in over 50 countries, primarily France and Italy.

Corporación Infarmasa acquisition:

In January 2011, Teva acquired Corporación Infarmasa (“Infarmasa”), a top ten pharmaceutical company in Peru, from The Rohatyn Group and Altra Investments. Infarmasa manufactures and commercializes branded and unbranded generic drugs, primarily corticosteroids, antihistamines, analgesics and antibiotics. Infarmasa's product offerings have enhanced Teva's portfolio in the market, especially in the area of antibiotics, where Infarmasa has the leading brand in Peru.

  Significant collaborative agreements:

  <>The Company has entered into alliances and other arrangements with third parties to acquire rights to products it does not have, to access markets it does not operate in and to otherwise share development cost or business risks. The Company's most significant agreements of this nature are summarized below. <

  <       With Xenon:

  On December 11, 2012, Teva entered into a collaborative development and exclusive worldwide license for XEN402 with Xenon Pharmaceuticals Inc. (“Xenon”). XEN402 is currently in clinical development for a variety of painful disorders. Under the agreement, Teva paid Xenon an upfront fee of $41 million. In addition, Teva may be required to pay development, regulatory and sales-based milestones of up to $335 million. Xenon is also entitled to royalties on sales and has an option to participate in commercialization in the United States.

  With Lonza:

  <>On January 20, 2009, Teva signed a definitive agreement with Lonza Group Ltd. to establish a joint venture to develop, manufacture and market a number of affordable, effective and safe generic equivalents of a selected portfolio of biologic pharmaceuticals. The joint venture commenced activities in May 2009.

  Both companies announced the discontinuance of their collaboration for the development, manufacturing and marketing of biosimilars. No final agreement was reached by the end of 2013. Each of Teva and Lonza Group Ltd. had a 50% stake in the joint venture and recorded its share of the joint venture under share in losses of associated companies-net.

  <><>With Sanofi:

  Teva has an agreement with Sanofi that had provided for the marketing of Copaxone® in Europe and other markets. Copaxone® was co-promoted with Sanofi in Germany, France, Spain, the Netherlands and Belgium, and was marketed solely by Sanofi in certain other European markets, Australia and New Zealand. In 2010, Teva assumed the distribution and marketing responsibilities for Copaxone® in the United Kingdom, the Czech Republic and Poland. On February 1, 2012, Teva assumed the marketing responsibilities for Copaxone® in all other European countries, and also in Australia and New Zealand effective March 1, 2012. Following termination, Sanofi is entitled to an agreed-upon termination consideration of 6% of the in-market sales of Copaxone® in the applicable countries for an additional two-year period. Although Teva has recorded higher revenues as a result of this change, the Company also became responsible for certain marketing and administrative expenses, which are no longer shared with Sanofi.

  Agreements with related parties:

As described above, in December 2012, Teva entered into a collaborative development and exclusive worldwide license agreement with Xenon for its compound XEN402. Dr. Michael Hayden, Teva's President of Global R&D and Chief Scientific Officer, is the founder, a minority shareholder and a member of the board of directors of Xenon. In order to avoid potential conflicts of interest, Teva has established certain procedures to exclude Dr. Hayden from any involvement in Teva's decision-making related to Xenon.

In September 2011, Teva entered into an agreement with CoCrystal Discovery, Inc. (now merged with Biozone Pharmaceuticals, Inc.), a company focusing on the discovery and development of novel therapeutics, utilizing an innovative drug discovery technology. Under the agreement, Teva will fund the company's R&D under the Research Agreement by investing into the company up to two tranches of $7.5 million each per target (the latter one being discretionary). The first tranche was invested by Teva in 2011. Dr. Phillip Frost, Chairman of the Board of Directors of Teva, and Prof. Roger Kornberg, a member of Teva's Board of Directors until August 2013, are both direct and indirect shareholders in and members of the board of directors of Biozone Pharmaceuticals. Prof. Kornberg is also Chief Scientific Officer of Biozone Pharmaceuticals.

CTG Weld Limited, a privately owned contract research organization, has rendered services to Teva in connection with clinical trials since 2002. In 2011, Chaim Hurvitz, a director of Teva, invested in, and became a member of the board of directors of, CTG Weld. In 2011, Teva engaged CTG Weld in connection with certain clinical studies, for overall payments of €2.1 million. In 2013 and 2012, Teva paid CTG Weld approximately €0.8 million and €1.3 million, respectively, in connection with various clinical studies.

Teva leases 13,500 square feet of office space located in Miami, Florida from an entity controlled by Dr. Frost, Teva's Chairman of the Board. The term of the lease extends until April 2015, with options to renew for two additional three-year terms. Annual rent was $305,000 until April 1, 2012, $412,000 until March 31, 2013 and is currently $431,442 until March 31, 2014, increasing 4% per year for the remainder of the initial term and each renewal term. The office space includes offices Teva provides Dr. Frost in his capacity as Chairman of the Board.